                                                                    Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.             ACCRUAL BASIS
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42144                                 02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------
JUDGE:  Barbara J. Houser
------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                         Chief Financial Officer
----------------------------------------------     -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                              9/20/2001
----------------------------------------------     -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                                 Chief Accounting Officer
----------------------------------------------     -----------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                       9/20/2001
----------------------------------------------     -----------------------------
PRINTED NAME OF PREPARER                                     DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                      ACCRUAL BASIS-1
-------------------------------------------------

-------------------------------------------------
CASE  NUMBER: 400-42144                                 02/13/95, RWD, 2/96
-------------------------------------------------

-------------------------------------------------

COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------
                                                             MONTH                   MONTH                    MONTH
                                        SCHEDULE          --------------------------------------------------------------
ASSETS                                  AMOUNT               July 2001             August 2001
------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                  $     40,098     $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                     $    20,424,198         $    19,229,498                  $0
------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                         $     40,098     $    20,424,198         $    19,229,498                  $0
------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)          $  9,006,275     $     7,129,535         $     7,071,039                  $0
------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                          $ 20,429,725     $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                    $     3,000,000         $     3,000,000                  $0
------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                            ($1,309)        $        73,614                  $0
------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                $ 21,367,511       ($351,714,172)          ($351,610,665)                 $0
------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS               $ 50,843,609       ($321,161,748)          ($322,236,514)                 $0
------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT        $474,988,760     $   520,767,098         $  $520,767,098                  $0
------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                              $   439,236,027         $  $439,236,027                  $0
------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                          $474,988,760     $    81,531,071         $   $81,531,071                  $0
------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                   $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                          $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                 $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                       $525,832,369       ($239,630,677)          ($240,705,443)                 $0
------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                    $        78,034                ($25,008)                 $0
------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                       $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                       $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                   $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                        $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                   ($147,994,874)          ($148,930,942)                 $0
------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                           ($147,916,840)          ($148,955,950)                 $0
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                       $ 23,187,921     $    22,196,865         $   $22,195,225                  $0
------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                      $  4,672,323     $             0         $             0                  $0
------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                     $392,188,633     $    16,874,368         $   $16,874,368                  $0
------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                 $    75,981,394         $   $75,981,394                  $0
------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES      $420,048,877     $   115,052,627         $  $115,050,987                  $0
------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                  $420,048,877        ($32,864,213)           ($33,904,963)                 $0
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                          $    16,327,446         $    16,327,446                  $0
------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                      ($223,093,910)          ($223,127,926)                 $0
------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                       $          0       ($206,766,464)          ($206,800,480)                 $0
------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                     $420,048,877       ($239,630,677)          ($240,705,443)                 $0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.         ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                 MONTH                 MONTH
                                            ------------------------------------------------------------------       QUARTER
REVENUES                                          July 2001            August 2001                                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                  $  59,080             $       0                    $0             $  59,080
------------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                       $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                     $  59,080             $       0                    $0             $  59,080
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                        $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                    $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                 $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                        $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                    $  59,080             $       0                    $0             $  59,080
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/ INSIDER COMPENSATION                   $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                             $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                         ($19,826)              ($3,444)                   $0              ($23,270)
------------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                     ($21,000)             ($21,000)                   $0              ($42,000)
------------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                             $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                         ($40,826)             ($24,444)                   $0              ($65,270)
------------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                $  99,906             $  24,444                    $0             $ 124,350
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)               $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                $      95             $      50                    $0             $     145
------------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/ DEPLETION                         $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                    $   7,942             $   7,942                    $0             $  15,884
------------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                              ($52,321)             ($57,667)                   $0             ($109,988)
------------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                      ($44,284)             ($49,675)                   $0              ($93,959)
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                               $  22,804             $ 130,812                    $0             $ 153,616
------------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                               $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                             $       0             $       0                    $0             $       0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                   $  22,804             $ 130,812                    $0             $ 153,616
------------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                      $  48,547              ($22,677)                   $0             $  25,870
------------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                               $  72,839              ($34,016)                   $0             $  38,823
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                   MONTH                   MONTH                  QUARTER
CASH RECEIPTS AND                            ---------------------------------------------------------------------
DISBURSEMENTS                                  July 2001              August 2001                                        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      CASH-BEGINNING OF MONTH                    $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                 $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                               $  5,000              $   37,000                      $0           $  42,000
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                   $  5,000              $   37,000                      $0           $  42,000
------------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)             $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                             $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                         ($5,000)               ($37,000)                     $0            ($42,000)
------------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                ($5,000)               ($37,000)                     $0            ($42,000)
------------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                             $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                       $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                         $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID              $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
15.     SECURED/ RENTAL/ LEASES                    $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                  $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                  $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                        $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                           $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                     $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                              $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                      $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                   $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                        $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS              $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                          $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                          $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                        $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES              $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                        $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                              $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------
33.     CASH-END OF MONTH                          $      0              $        0                      $0           $       0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.             ACCRUAL BASIS-4
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42144                                    02/13/95, RWD, 2/96
-------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE           MONTH                 MONTH               MONTH
                                                            -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                         AMOUNT          July 2001            August 2001
-------------------------------------------------------------------------------------------------------------------------
1.  0-30                                                         $       125              ($16,000)           $  0
-------------------------------------------------------------------------------------------------------------------------
2.  31-60                                                        $         0           $       125            $  0
-------------------------------------------------------------------------------------------------------------------------
3.  61-90                                                        $         0           $         0            $  0
-------------------------------------------------------------------------------------------------------------------------
4.  91+                                                          $ 7,129,410           $ 7,086,914            $  0
-------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                    $   0           $ 7,129,535           $ 7,071,039            $  0
-------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                              $         0           $         0            $  0
-------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                    $   0           $ 7,129,535           $ 7,071,039            $  0
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                    MONTH:     August 2001
                                                                                    -------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                        0-30               31-60              61-90               91+
TAXES PAYABLE                           DAYS               DAYS               DAYS               DAYS            TOTAL
-------------------------------------------------------------------------------------------------------------------------

1.  FEDERAL                           $     0            $     0           $       0           $      0         $     0
-------------------------------------------------------------------------------------------------------------------------
2.  STATE                             $     0            $     0           $       0           $      0         $     0
-------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                             $     0            $     0           $       0           $      0         $     0
-------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)               $     0            $     0           $       0           $      0         $     0
-------------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE               $     0            $     0           $       0           $      0         $     0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                 ($20,360)          ($93,032)          $  24,059           $ 64,325        ($25,008)
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------

STATUS OF POSTPETITION TAXES                                                MONTH:     August 2001
                                                                                   --------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING           AMOUNT                             ENDING
                                                             TAX           WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                   LIABILITY*        0R ACCRUED           PAID          LIABILITY
-------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                         $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                       $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                       $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                          $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                   $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                   $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                           $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
9.  SALES                                                 $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                          $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                         $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                     $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                   $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                   $       0        $      0             $    0         $     0
-------------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                           $       0        $      0             $    0         $     0
------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.          ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42144                                 02/13/95, RWD, 2/96
------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:         August 2001
                                                                --------------------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS
                                                Account #1             Account #2             Account #3
------------------------------------------------------------------------------------------------------------------------------
A.    BANK:                                      Bank One               Bank One               Bank One
                                        -----------------------------------------------------------------------
B.    ACCOUNT  NUMBER:                         1559691322              1559691330             9320014690              TOTAL
                                        -----------------------------------------------------------------------
C.    PURPOSE  (TYPE):                           Deposit                 Payroll            Health Insurance
------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                           $0                    $0                       $0            $   0
------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                     $0                    $0                       $0            $   0
------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                         $0                    $0                       $0            $   0
------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                              $0                    $0                       $0            $   0
------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                          $0                    $0                       $0            $   0
------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only            No activity           Account closed
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                                               DATE OF                TYPE OF                PURCHASE             CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE               INSTRUMENT                PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.   N/A
-----------------------------------------------------------------------------------------------------------------------------
8.   N/A
-----------------------------------------------------------------------------------------------------------------------------
9.   N/A
-----------------------------------------------------------------------------------------------------------------------------
10.  N/A
-----------------------------------------------------------------------------------------------------------------------------
11.  TOTAL  INVESTMENTS                                                                      $      0             $     0
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                             $     0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                                    $     0
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


----------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.          ACCRUAL BASIS-6
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
----------------------------------------------

                                                        MONTH:     August 2001
                                                        ------------------------

----------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------
                                             INSIDERS
--------------------------------------------------------------------------------------
                                TYPE OF                   AMOUNT            TOTAL PAID
           NAME                 PAYMENT                    PAID               TO DATE
--------------------------------------------------------------------------------------
1.     Pete Sanderlin           Salary                       $0               $17,200
--------------------------------------------------------------------------------------
2.     Tom Mealie               Salary                       $0               $17,200
--------------------------------------------------------------------------------------
3.     N/A
--------------------------------------------------------------------------------------
4.     N/A
--------------------------------------------------------------------------------------
5.     N/A
--------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                           $0               $34,400
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                                     TOTAL
                                  ORDER AUTHORIZING         AMOUNT             AMOUNT           TOTAL PAID           INCURRED
      NAME                            PAYMENT             APPROVED             PAID              TO DATE           & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.     N/A
------------------------------------------------------------------------------------------------------------------------------------
2.     N/A
------------------------------------------------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                      $0                  $0                 $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                       SCHEDULED         AMOUNTS
                                        MONTHLY            PAID          TOTAL
                                       PAYMENTS           DURING         UNPAID
    NAME OF CREDITOR                      DUE             MONTH       POSTPETITION
------------------------------------------------------------------------------------
1.     GE Capital                        $  855           $   855                 $0
------------------------------------------------------------------------------------
2.     GE Capital                        $  784           $   784                 $0
------------------------------------------------------------------------------------
3.     GE Capital                 varies                  $     0                 $0
------------------------------------------------------------------------------------
4.     N/A                                                $     0                 $0
------------------------------------------------------------------------------------
5.     N/A                                                                        $0
------------------------------------------------------------------------------------
6      TOTAL                             $1,639           $ 1,639                 $0
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.         ACCRUAL BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

                                                    MONTH:  August 2001
                                                          ----------------------

---------------------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
-----------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                       X
-----------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                        X
-----------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
-----------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
-----------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------
Item 4 - In August GE Capital was paid for debt outstanding as equipment was located and used in operations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the purchase of a Boeing 747 in 11/01.
--------------------------------------------------------------------------------

---------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
-----------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                X
-----------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                  X
-----------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT  PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                             PAYMENT AMOUNT
              POLICY                            CARRIER                            PERIOD COVERED                   & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                 FOOTNOTES SUPPLEMENT
-------------------------------------------------

-------------------------------------------------
CASE  NUMBER: 400-42144                                     ACCRUAL BASIS
-------------------------------------------------

                                 MONTH:                         August 2001
                                       -----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS               LINE
  FORM NUMBER               NUMBER                                          FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           6                                           All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           7                                           All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------------------------
                                                           at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------------------------------------
                                                           400-42141.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          General                                      This operation closed in May of 2000. Costs incurred during
-----------------------------------------------------------------------------------------------------------------------------------
                                                           April 2001 consisted of costs associated with shut down
-----------------------------------------------------------------------------------------------------------------------------------
                                                           procedures and maintaining collateral.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                       8                   All cash received into the Company cash accounts is swept
-----------------------------------------------------------------------------------------------------------------------------------
                                                           each night to Kitty Hawk, Inc. Master Account (see Case
-----------------------------------------------------------------------------------------------------------------------------------
                                                           #400-42141).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                       31                  All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------------------------
                                                           disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------------------
                                                           account.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           4                       6                   All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------------------
                                                           at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-----------------------------------------------------------------------------------------------------------------------------------
                                                           are recorded at Inc. and pushed down to Inc.'s subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
                                                           as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                       28                  All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           6                    General                The monthly GE Capital payments in the last year of the scheduled payments
-----------------------------------------------------------------------------------------------------------------------------------
                                                           are significantly less than payments previously made.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                                                August 2001
8.    OTHER  (ATTACH LIST)                                         $                    (351,610,665) Reported
                                                                   ----------------------------------
           Intercompany Receivables                                                     (366,797,074)
           A/R Senior Noteholders                                                            821,025
           A/R 401(k) Loan                                                                    (4,535)
           A/R Insurance                                                                     133,954
           A/R Auction Proceeds                                                                    -
           A/R Aging Reconciling item                                                        109,021
           Deferred Taxes                                                                 13,097,746
           Loan Org Costs                                                                     31,768
           Deposits - Aircraft                                                               360,971
           Deposits - Rent                                                                   218,828
           Security Deposit                                                                  417,631
                                                                   ----------------------------------
                                                                                        (351,610,665) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference



22.   OTHER (ATTACH  LIST)                                         $                    (148,930,942) Reported
                                                                   ----------------------------------
           Accrued income taxes                                                         (148,751,950)
           Accrued Misc                                                                     (190,492)
           Customer deposit                                                                        -
           Accrued Fuel                                                                       11,500
                                                                   ----------------------------------
                                                                                        (148,930,942) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference

27.   OTHER (ATTACH LIST)                                          $                      75,981,394  Reported
                                                                   ----------------------------------
           Deferred Taxes                                                                 87,246,212
           Accrued Taxes payable                                                         (18,954,646)
           Aircraft Maintenance Reserves                                                           -
           Accrued Fuel expenses                                                           5,403,028
           Prepaid Fuel                                                                   (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                                     4,075,349
           Uncleared 4/28/00 Payroll Checks                                                   66,601
           A/P Other/Accrued/Unrecorded                                                     (275,816)
           Purchase reserves                                                               1,762,176
           Accrued Landing fees/parking/cargo fees                                         1,646,149
           Various accrued taxes                                                           1,313,200

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
           Other Misc accruals                                                              (638,896)
                                                                   ----------------------------------
                                                                                          75,981,394  Detail
                                                                   ----------------------------------
                                                                                                   -  Differnece
ACCRUAL BASIS-2
21    NON-OPERATING INCOME (ATT. LIST)                                                      ($57,667) Reported
                                                                   ----------------------------------
           Interest income on restricted cash investments                                    (57,367)
           Gain on asset sales                                                                  (300)
                                                                   ----------------------------------
                                                                                             (57,667) Detail
                                                                   ----------------------------------
                                                                                                   -  Differnece



ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                                  (37,000) Reported
                                                                   ----------------------------------
           Transfer to Inc - all money sweeps
                                                                   ----------------------------------
              to KH Inc. Case #400-42141                                                     (37,000) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference